UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2019

CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

151 N. Franklin
Chicago, IL 60606
(Address of principal executive offices) (Zip Code)
(312) 822-5000
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $2.50	"CNA"	New York Stock Exchange
Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On December 19, 2019, the registrant amended and restated its existing credit agreement with a syndicate of banks, including Wells Fargo Securities, LLC and JPMorgan Chase Bank, N.A. as Joint Lead Arrangers and Joint Bookrunners, Wells Fargo Bank, National Association as Administrative Agent, JPMorgan Chase Bank, N.A. as Syndication Agent, Associated Bank, National Association, Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., The Northern Trust Company and U.S. Bank National Association, as Co-Documentation Agents (the “Amended and Restated Credit Agreement”). The Amended and Restated Credit Agreement provides a five-year $250,000,000 senior unsecured revolving credit facility which is intended to be used for general corporate purposes. At the registrant's election the commitments under the Amended and Restated Credit Agreement may be increased from time to time up to an additional aggregate amount of $100,000,000, and two one-year extensions are available prior to any anniversary of the closing date, subject to applicable consents.
Under the Amended and Restated Credit Agreement, the registrant is required to pay a facility fee, which would adjust automatically in the event of a change in the registrant's financial ratings. The Amended and Restated Credit Agreement includes covenants regarding maintenance of a minimum consolidated net worth and a specified ratio of consolidated indebtedness to consolidated total capitalization. Also included are general covenants restricting the registrant's ability to incur liens, dispose of all or substantially all of its assets or merge or consolidate with another entity where it is not the survivor, in each case, subject to certain exceptions set forth in the Amended and Restated Credit Agreement.
The foregoing description of the Amended and Restated Credit Agreement is qualified in its entirety by reference to the complete Amended and Restated Credit Agreement, which is filed as Exhibit 10.1 to this Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:
See Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amended and Restated Credit Agreement dated December 19, 2019 among the registrant, Wells Fargo Securities, LLC, J.P. Morgan Chase Bank, N.A., Wells Fargo Bank, National Association, Associated Bank, National Association, Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., The Northern Trust Company, and U.S. Bank National Association.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation
(Registrant)

Date: December 19, 2019	By	/s/ James M. Anderson
(Signature)
James M. Anderson Executive Vice President and Chief Financial Officer